UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 22, 2010

ATLAS PIPELINE PARTNERS, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-14998	23-3011077
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Westpointe Corporate Center One 1550 Coraopolis Heights Road Moon Township, Pennsylvania	15108
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (412) 262-2830

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d.2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e.4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 22, 2010, Atlas Pipeline Partners, L.P., a Delaware limited partnership (the “Partnership”), completed a previously announced consent solicitation (the “Consent Solicitation”) to amend certain provisions of the Indenture (as defined herein) governing its outstanding 8.125% Senior Notes due 2015 (CUSIP No. 04939MAC3) (the “Notes”). The Notes were issued pursuant to an Indenture, dated as of December 20, 2005 (as amended, the “Indenture”), by and among the Partnership, Atlas Pipeline Finance Corporation, a Delaware corporation (“Finance Co.” and, together with the Partnership, the “Issuers”), the Subsidiary Guarantors party thereto and U.S. Bank National Association, as trustee (the “Trustee”).

Adoption of the amendment required the consent of holders of at least a majority of the aggregate principal amount of the Notes then outstanding voting as a single class (such consent, the “requisite consents”). As of the completion of the Consent Solicitation on November 22, 2010, the Partnership received consents from holders of $264,223,000 in aggregate principal amount of the Notes, representing 95.9% of the aggregate principal amount of the Notes then outstanding.

After receiving the requisite consents, the Partnership entered into a Supplemental Indenture to the Indenture, dated as of November 22, 2010 (the “Supplemental Indenture”), by and among the Issuers, the Subsidiary Guarantors party thereto and the Trustee. The Supplemental Indenture amends and restates the definition of “Permitted Investments” under Section 1.01 of the Indenture to permit the Partnership, or its subsidiaries, to make capital contributions to Laurel Mountain Midstream, LLC (“Laurel Mountain”) through December 31, 2011. The Partnership, through APL Laurel Mountain, LLC, an indirect wholly-owned subsidiary of the Partnership, owns 49 percent of Laurel Mountain.

The foregoing is a summary of the material terms and conditions of the Supplemental Indenture and is not a complete discussion of the Supplemental Indenture. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Supplemental Indenture, which is filed as Exhibit 4.1 to this Current Report and is incorporated herein by reference.

The Trustee may, from time to time, perform services for the Partnership and the Partnership’s affiliates in the ordinary course of the Trustee’s business, for which it has received, or will receive, customary fees and expenses.

Item 3.03.	Material Modification to Rights of Security Holders.

The discussion regarding the execution of the Supplemental Indenture in Item 1.01 of this Form 8-K is hereby incorporated by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The discussion regarding the results of the Consent Solicitation in Item 1.01 of this Form 8-K is hereby incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Number.	Exhibit.

4.1	Supplemental Indenture, dated as of November 22, 2010, by and among Atlas Pipeline Partners, L.P., Atlas Pipeline Finance Corporation, the Subsidiary Guarantors party thereto and U.S. Bank National Association, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS PIPELINE PARTNERS, L.P.

By:	Atlas Pipeline Partners GP, LLC
its General Partner

By:	/s/ Robert W. Karlovich III
	Name:	Robert W. Karlovich III
	Title:	Chief Accounting Officer

Dated: November 26, 2010

INDEX TO EXHIBITS

Number.	Exhibit.

4.1	Supplemental Indenture, dated as of November 22, 2010, by and among Atlas Pipeline Partners, L.P., Atlas Pipeline Finance Corporation, the Subsidiary Guarantors party thereto and U.S. Bank National Association, as trustee.